Exhibit 10.1

EXECUTION VERSION

REVEL AC, INC.

OMNIBUS AMENDMENT

(SIXTH AMENDMENT TO 2012 CREDIT AGREEMENT AND

FIRST AMENDMENT TO DISBURSEMENT AGREEMENT)

This OMNIBUS AMENDMENT (SIXTH AMENDMENT TO 2012 CREDIT AGREEMENT AND FIRST AMENDMENT TO DISBURSEMENT AGREEMENT) (this “Amendment”) is dated as of February 28, 2013, and entered into among Revel AC, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the 2012 Lenders (as defined below) party hereto, the Term Loan Lenders (as defined below) party hereto, and JPMorgan Chase Bank, N.A., as administrative agent under the 2012 Credit Agreement (as defined below) (in such capacity, the “2012 Agent”), issuing bank under the 2012 Credit Agreement (in such capacity, the “Issuing Bank”), administrative agent under the Term Loan Credit Agreement (as defined below) (in such capacity, the “Term Loan Agent”) and disbursement agent under the Disbursement Agreement (as defined below) (in such capacity, the “Disbursement Agent”).

Reference is made to (i) that certain Credit Agreement, dated as of May 3, 2012 (as amended pursuant to that certain First Amendment to Credit Agreement, dated as of August 22, 2012, that certain Incremental Facility Amendment, dated as of August 22, 2012, that certain Incremental Facility Amendment, dated as of August 27, 2012, that certain Second Amendment to Credit Agreement, dated as of December 20, 2012; that certain Third Amendment to Credit Agreement, dated as of January 30, 2013; that certain Fourth Amendment to Credit Agreement, dated as of February 5, 2013 and that certain Fifth Amendment to Credit Agreement, dated as of February 12, 2013, as so amended, the “2012 Credit Agreement”), by and among the Borrower, as borrower, the Guarantors, as guarantors, the lenders party thereto (the “2012 Lenders”), the 2012 Agent, the Collateral Agent (as defined therein) and the other parties thereto, (ii) that certain Credit Agreement, dated as of February 17, 2011 (as amended pursuant to that certain First Amendment to Credit Agreement, dated as of May 3, 2012, that certain Second Amendment to Credit Agreement, dated as of August 22, 2012, that certain Third Amendment to Credit Agreement, dated as of December 20, 2012, as so amended, the “Term Loan Credit Agreement”) by and among the Borrower, as borrower, the Guarantors, as guarantors, the lenders party thereto (the “Term Loan Lenders”), the Term Loan Agent, the Collateral Agent (as defined therein) and the other parties thereto and (iii) that certain Amended and Restated Master Disbursement Agreement, dated as of December 20, 2012 (the “Disbursement Agreement”), by and among the Disbursement Agent, the Term Loan Agent, the 2012 Agent, U.S. Bank National Association, the Borrower and Revel Entertainment Group, LLC.

Capitalized terms used herein without definition shall have the same meanings as set forth in each of the 2012 Credit Agreement (as amended by this Amendment) and the Term Loan Credit Agreement.

W I T N E S S E T H :

WHEREAS, the Borrower has requested certain amendments to the 2012 Credit Agreement in the manner set forth in this Amendment;

WHEREAS, the Borrower has requested certain amendments to the Disbursement Agreement in the manner set forth in this Amendment;

WHEREAS, the 2012 Lenders that have signed this Amendment (constituting the Required Lenders as defined in the 2012 Credit Agreement (the “Required 2012 Lenders”)), the Issuing Bank and the 2012 Agent have consented and agreed to the modifications to the 2012 Credit Agreement set forth in this Amendment, subject to the terms and conditions of this Amendment; and

WHEREAS, the 2012 Agent (acting at the direction of the 2012 Lenders that have signed this Amendment (constituting the Required 2012 Lenders)), the Term Loan Agent (acting at the direction of the Term Loan Lenders that have signed this Amendment (constituting the Required Lenders as defined in the Term Loan Credit Agreement (the “Required Term Loan Lenders”)) and the Disbursement Agent have consented and agreed to the modifications to the Disbursement Agreement set forth in this Amendment, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments to the 2012 Credit Agreement.

(A) Each reference to “Schedule 3.12 to the Second Amendment (as modified pursuant to Schedule 3.12 to the Fifth Amendment)” in the 2012 Credit Agreement is hereby amended by deleting each such reference in its entirety and inserting “Schedule 3.12 to the Second Amendment (as modified pursuant to Schedule 3.12 to the Fifth Amendment and Schedule 3.12 of the Sixth Amendment)” in replacement therefor.

(B) The definition of “Second Amendment Day Club CapEx LC Maximum Amount” in Section 1.01 of the 2012 Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following in replacement therefor:

“Second Amendment Day Club CapEx LC Maximum Amount” shall mean, as of any date of determination, an amount equal to $7,950,000 less the amount drawn under the Second Amendment Day Club CapEx LC at any time prior to such date plus the amount by which the Second Amendment Day Club CapEx LC Maximum Amount may be increased pursuant to Schedule 3.12 to the Second Amendment (as modified pursuant to Schedule 3.12 to the Fifth Amendment and Schedule 3.12 of the Sixth Amendment).”

(C) The following definition of “Second Amendment Day Club CapEx Revolving Loan Basket” is hereby added to Section 1.01 of the 2012 Credit Agreement in the correct alphabetical order:

“Second Amendment Day Club CapEx Revolving Loan Basket” shall mean, as of any date of determination, an amount equal to $1,550,000 less the aggregate amount of Revolving Loans the proceeds of which have been used prior to such date for payment of Second Amendment Day Club CapEx (as defined in Schedule 3.12 to the Second Amendment (as modified pursuant to Schedule 3.12 to the Fifth Amendment and Schedule 3.12 of the Sixth Amendment), as such amount may be increased or decreased pursuant to Schedule 3.12 to the Second Amendment (as modified pursuant to Schedule 3.12 to the Fifth Amendment and Schedule 3.12 of the Sixth Amendment).”

(D) The following definition of “Sixth Amendment” is hereby added to Section 1.01 of the 2012 Credit Agreement in the correct alphabetical order:

‘“Sixth Amendment” shall mean that certain Omnibus Amendment, dated as of the Sixth Amendment Effective Date, among the Borrower, the Guarantors, the Lenders party thereto, the Administrative Agent, the Issuing Bank and others.”

(E) The following definition of “Sixth Amendment Effective Date” is hereby added to Section 1.01 of the 2012 Credit Agreement in the correct alphabetical order:

‘“Sixth Amendment Effective Date” shall mean February 28, 2013.”

(F) Section 2.18(j) of the 2012 Credit Agreement is hereby amended by deleting each reference to “$9,500,000” in its entirety and inserting “7,950,000” in replacement therefor.

(G) Section 3.12(a) of the 2012 Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following in replacement therefor:

“(a) Borrower will use the proceeds of the Revolving Loans only for working capital, general corporate purposes, Second Amendment Day Club CapEx (in an amount not the exceed the Second Amendment Day Club CapEx Revolving Loan Basket) and, to the extent related to Second Amendment Amenities CapEx, to the extent set forth on Schedule 3.12 to the Second Amendment (as modified pursuant to Schedule 3.12 to the Fifth Amendment and Schedule 3.12 to the Sixth Amendment).”

(H) Section 5.01(m) of the 2012 Credit Agreement is hereby amended by deleting such section in its entirety.

(I) Section 6.10(e) of the 2012 Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following in replacement therefor:

“(e) Minimum Liquidity Requirement. Permit, at any time during the periods set forth below, the sum of (x) the unused amount of the Revolving Commitments plus (y) the lesser of (1) $5,000,000 and (2) the amount of Cash and Cash Equivalents of the Borrower (excluding Cage Cash and amounts held in accounts subject to the Disbursement Agreement) (the sum of (x) and (y), together, the “Minimum Liquidity Requirement”) to be less than the sum of (a) the Second Amendment Amenities CapEx Budget Reserve as of the date of determination, (b) the Second Amendment Day Club Revolving Loan Basket as of the date of determination and (c) the amounts set below for such periods:

TIME PERIOD	MINIMUM LIQUIDITY REQUIREMENT
12/20/12 through 1/29/13	$75,000,000
1/30/13 through 2/8/13	$66,000,000
2/9/13 through 2/12/13	$59,000,000
2/13/13 through 2/19/13	$55,000,000
2/20/13 through 2/26/13	$50,000,000
2/27/13 through 3/15/13	$35,000,000
3/16/13 through 4/15/13	$50,000,000
4/16/13 through 5/15/13	$45,000,000
5/16/13 through 7/1/13	$20,000,000

; provided that the Minimum Liquidity Requirement shall be decreased for the period from, and including, the Business Day immediately preceding a holiday or a weekend to, and including, the Business Day immediately succeeding such holiday or weekend, by the amount, not to exceed $3,000,000 in the aggregate, of any Borrowing of Revolving Loans the proceeds of which are used by the Borrower to fund Cage Cash during such period, solely to the extent that each such Borrowing is repaid on the last day of such period.

The amount of the Minimum Liquidity Requirement is subject to adjustment upwards from time to time in respect of certain amounts received by the Borrower relating to cost efficiencies or other savings in accordance with the provisions of Schedule 3.12 to the Second Amendment (as modified pursuant to Schedule 3.12 to the Fifth Amendment and Schedule 3.12 to the Sixth Amendment).”

2. Amendments to the Disbursement Agreement.

(A) Section 3.3.1 of the Disbursement Agreement is hereby amended by deleting such section in its entirety and inserting the following in replacement therefor:

“3.3.1 Reserved”

(B) Section 3.3.3 of the Disbursement Agreement is hereby amended by deleting such section in its entirety and inserting the following in replacement therefor:

“3.3.3 Compensation of the Disbursement Agent. Notwithstanding anything to the contrary in the Agency Fee Letters, on and after February 17, 2013, in lieu of payment of the Disbursement Agent Fee (as defined in the Agency Fee Letters) annually in advance on each anniversary of the Closing Date prior to the termination of this Agreement pursuant to Section 10 hereof, on February 17, 2013 and then on the 17th day of each April, June, August, October, December and February until such time as the Final Completion Date (as the same may be extended in accordance with this Agreement) shall have occurred, Borrower shall pay, or cause to be paid, to the Disbursement Agent one-sixth of the annual Disbursement Agent Fee. Upon the request of the Borrower (unless an Event of Default has occurred and is continuing) the Disbursement Agent shall instruct the applicable securities intermediary or account bank to transfer such fees and any other amounts scheduled to be paid under the Agency Fee Letters from the Company Funds Account directly to the Disbursement Agent.”

3. Conditions to Effectiveness. This Amendment shall not become effective unless and until the conditions precedent set forth below have been satisfied or the satisfaction thereof has been waived in writing by the Required 2012 Lenders and the Required Term Loan Lenders (the date of such effectiveness, the “Omnibus Amendment Effective Date”):

(A) Amendment. Receipt by (i) the 2012 Agent of counterparts of this Amendment, duly executed and delivered by the 2012 Agent, the Issuing Bank, the Borrower and the Required 2012 Lenders (and by executing and delivering a counterpart hereto, each such Person confirms it consents to the amendments to the 2012 Credit Agreement and the Disbursement Agreement and the other provisions set forth herein) and (ii) the Term Loan Agent of counterparts of this Amendment, duly executed and delivered by the Term Loan Agent, the Borrower and the Term Loan Required Lenders (and by executing and delivering a counterpart hereto, each such Person confirms it consents to the amendments to the Disbursement Agreement and the other provisions set forth herein).

(B) Consents. All necessary consents to the effectiveness of this Amendment, including any approval of any Gaming Authority required in accordance with any Gaming Law, shall have been obtained and shall be in full force and effect.

4. Notice of Rescission of Delivery of Certificate; Waiver. On February 25, 2013, the Borrower provided a certificate of a Responsible Officer that, among other things, made a certification as required pursuant to Section 5.01(m) of the 2012 Credit Agreement (as in effect as of such date) (the “5.01(m) Certification”). The Borrower hereby notifies the 2012 Agent and the 2012 Lenders that it has rescinded such 5.01(m) Certification. The 2012 Agent and the 2012 Required Lenders hereby waive any Default (as defined in the 2012 Credit Agreement) or Event of Default (as defined in the 2012 Credit Agreement) resulting from the delivery of, and subsequent rescission of, the 5.01(m) Certification (the “5.01(m) Default”).

5. Reference to and Effect on the Loan Documents. On and after the Omnibus Amendment Effective Date, (i) each reference in the 2012 Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the 2012 Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the 2012 Credit Agreement shall mean and be a reference to the 2012 Credit Agreement as amended hereby and (ii) each reference in the Disbursement Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Disbursement Agreement and each reference in the other Loan Documents to the “Disbursement Agreement”, “thereunder”, “thereof” or words of like import referring to the Disbursement Agreement shall mean and be a reference to the Disbursement Agreement as amended hereby. The 2012 Credit Agreement, the Disbursement Agreement and each other Loan Document, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.

6. Representations and Warranties. The Borrower hereby represents and warrants as of the Omnibus Amendment Effective Date that, (a) immediately before and after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing, except as a direct result of the Borrower’s failure to pay the regularly scheduled interest payment under the Term Loan Credit Agreement on February 19, 2013 (the “Interest Default”) or the 5.01(m) Default and (b) immediately before and after giving effect to this Amendment, each of the representations and warranties made by the Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except (i) for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects only as of such earlier date or (ii) to the extent such representation or warranties is untrue or incorrect solely as a direct result of the Interest Default or the 5.01(m) Default.

7. Costs and Expenses. The Borrower agrees to reimburse the 2012 Agent, each other Agent (as defined in the 2012 Credit Agreement) and each 2012 Lender for their respective accrued, unpaid and ongoing expenses incurred by them in connection with the 2012 Credit Agreement and protection of their rights thereunder and this Amendment, including the fees, charges and disbursements of (a) counsel to such parties limited to (i) one primary counsel for the Agents under the 2012 Credit Agreement (presently Cadwalader, Wickersham & Taft LLP), (ii) one primary counsel for the 2012 Lenders (presently Paul, Weiss, Rifkind, Wharton & Garrison LLP), (iii) gaming counsel for the Agents under the 2012 Credit Agreement (presently Michael & Carroll), (iv) gaming counsel for the 2012 Lenders (presently Fox Rothschild LLP) and (v) to the extent reasonably necessary or advisable, local counsel in New Jersey and (b) any financial advisors, investment bankers and other specialty consultants retained by the 2012 Agent or counsel for the Agents under the 2012 Credit Agreement and the 2012 Lenders.

8. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

9. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

10. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopier or other electronic transmission (i.e. a “pdf” or “tif” document) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

REVEL AC, INC.,
as Borrower

By:	/s/ Alan Greenstein
	Name:	Alan Greenstein
	Title:	SVP & CFO

REVEL AC, LLC, as Guarantor

By:	/s/ Alan Greenstein
	Name:	Alan Greenstein
	Title:	SVP & CFO

REVEL ATLANTIC CITY, LLC, as Guarantor

By:	/s/ Alan Greenstein
	Name:	Alan Greenstein
	Title:	SVP & CFO

REVEL ENTERTAINMENT GROUP, LLC, as Guarantor

By:	/s/ Alan Greenstein
	Name:	Alan Greenstein
	Title:	SVP & CFO

NB ACQUISITION, LLC, as Guarantor

By:	/s/ Alan Greenstein
	Name:	Alan Greenstein
	Title:	SVP & CFO

[Signature Page to Sixth Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as 2012 Agent, Term Loan Agent, Issuing Bank, a 2012 Lender and Disbursement Agent

By:	/s/ Susan E. Atkins
	Name:	Susan E. Atkins
	Title:	Managing Director

[Signature Page to Sixth Amendment to Credit Agreement]

AMERICAN HIGH-INCOME TRUST as a 2012 Lender and a Term Loan Lender

By: Capital Research and Management Company, for and on behalf of American High-Income Trust

By:	/s/ Kristine M. Nishiyama
	Name:	Kristine M. Nishiyama
	Title:	Authorized Signatory

[Signature Page to Sixth Amendment to Credit Agreement]

AMERICAN FUNDS INSURANCE SERIES, HIGH-INCOME BOND FUND as a 2012 Lender and a Term Loan Lender

Capital Research and Management Company, for and on behalf of American Funds Insurance Series, High-Income Bond-Fund

By:	/s/ Kristine M. Nishiyama
	Name	Kristine M. Nishiyama
	Title:	Authorized Signatory

[Signature Page to Sixth Amendment to Credit Agreement]

AMERICAN FUNDS INSURANCE SERIES – ASSET ALLOCATION FUND as a Term Loan Lender

Capital Research and Management Company, for and on behalf of American Funds Insurance Series – Asset Allocation Fund

By:	/s/ Kristine M. Nishiyama
	Name:	Kristine M. Nishiyama
	Title:	Authorized Signatory

[Signature Page to Sixth Amendment to Credit Agreement]

AMERICAN FUNDS INSURANCE SERIES – BOND FUND as a Term Loan Lender

Capital Research and Management Company, for and on behalf of American Funds Insurance Series – Bond Fund

By:	/s/ Kristine M. Nishiyama
	Name:	Kristine M. Nishiyama
	Title:	Authorized Signatory

[Signature Page to Sixth Amendment to Credit Agreement]

THE BOND FUND OF AMERICA as a Term Loan Lender

Capital Research and Management Company, for and on behalf of The Bond Fund of America

By:	/s/ Kristine M. Nishiyama
	Name:	Kristine M. Nishiyama
	Title:	Authorized Signatory

[Signature Page to Sixth Amendment to Credit Agreement]

CAPITAL INCOME BUILDER as a Term Loan Lender

Capital Research and Management Company, for and on behalf of Capital Income Builder

By:	/s/ Kristine M. Nishiyama
	Name:	Kristine M. Nishiyama
	Title:	Authorized Signatory

[Signature Page to Sixth Amendment to Credit Agreement]

THE INCOME FUND OF AMERICA as a Term Loan Lender

Capital Research and Management Company, for and on behalf of The Income Fund of America

By:	/s/ Kristine M. Nishiyama
	Name:	Kristine M. Nishiyama
	Title:	Authorized Signatory

[Signature Page to Sixth Amendment to Credit Agreement]

AAI Canyon Fund plc, solely in respect of Canyon Reflection Fund, as a 2012 Lender and a Term Loan Lender
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Canyon Capital Arbitrage Master Fund, Ltd.,
as a 2012 Lender and a Term Loan Lender
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Canyon Balanced Master Fund, Ltd.,
as a 2012 Lender and a Term Loan Lender
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Canyon Distressed Opportunity Master Fund, L.P.,
as a 2012 Lender and a Term Loan Lender
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

The Canyon Value Realization Master Fund, L.P.,
as a 2012 Lender and a Term Loan Lender
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Canyon-GRF Master Fund, L.P.,
as a 2012 Lender and a Term Loan Lender
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

[Signature Page to Sixth Amendment to Credit Agreement]

Canyon-GRF Master Fund II, L.P.,
as a 2012 Lender and a Term Loan Lender
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Canyon-TCDRS Fund, LLC,
as a 2012 Lender and a Term Loan Lender
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Canyon Value Realization Fund, L.P.,
as a 2012 Lender and a Term Loan Lender
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Permal Canyon Fund Ltd.,
as a 2012 Lender and a Term Loan Lender
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Title:	Jonathan M. Kaplan Authorized Signatory

Canyon Value Realization MAC 18 Ltd.
as a 2012 Lender and a Term Loan Lender
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

Citi Canyon Ltd.
as a 2012 Lender and a Term Loan Lender
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

[Signature Page to Sixth Amendment to Credit Agreement]

WELLS FARGO PRINCIPAL LENDING, LLC,
as a 2012 Lender

By:	/s/ R. Michael Bohannon
	Name:	R. Michael Bohannon
	Title:	Managing Director

[Signature Page to Sixth Amendment to Credit Agreement]

JPMORGAN WHITEFRIARS INC.,
as a 2012 Lender and a Term Loan Lender

By:	/s/ Virginia R. Conway
	Name:	Virginia R. Conway
	Title:	Attorney – in – Fact

[Signature Page to Sixth Amendment to Credit Agreement]

CHATHAM EUREKA FUND, L.P.,
as a 2012 Lender and a Term Loan Lender

By:	Chatham Asset Management, LLC, Investment Advisor

By:	/s/ Kevin O’Malley
	Name:	Kevin O’Malley
	Title:	Member

[Signature Page to Sixth Amendment to Credit Agreement]

CHATHAM ASSET HIGH YIELD MASTER FUND, LTD.,
as a 2012 Lender and a Term Loan Lender

By:	Chatham Asset Management, LLC, Investment Advisor

By:	/s/ Kevin O’Malley
	Name:	Kevin O’Malley
	Title:	Member

[Signature Page to Sixth Amendment to Credit Agreement]

Schedule 3.12

[Attached]

Schedule 3.12

The section entitled “Concerning the Second Amendment Day Club CapEx” in Schedule 3.12 to the Fifth Amendment is hereby amended by deleting such section in its entirety and inserting the following in replacement therefor:

“Concerning the Second Amendment Day Club CapEx

On or after the Sixth Amendment Effective Date, the Issuing Bank shall issue the Second Amendment Day Club CapEx LC for the account of the Borrower for the benefit of the general contractor for the construction of the Day Club (the “General Contractor”) in a face amount equal to the Second Amendment Day Club CapEx LC Maximum Amount. The procedure for drawings by the General Contractor under the Second Amendment Day Club CapEx LC shall be as set forth in the contract between the Borrower and the General Contractor and the proceeds of each such drawing shall be used by the General Contractor solely as payment for Second Amendment Day Club CapEx. In addition, Revolving Loans in the amount not to exceed the Second Amendment Day Club CapEx Revolving Loan Basket shall be available for payment of Second Amendment Day Club CapEx.

If Angel Management Group Clubs (“AMG”) honors its obligation to make a capital contribution to a joint venture of Borrower in respect of the cost of the Second Amendment Day Club CapEx, such joint venture of Borrower may retain such funds, and the Minimum Liquidity Requirement shall be increased by an amount equal to 75% of the amount of such capital contribution from AMG.

Drawings under the Second Amendment Day Club CapEx LC and the proceeds of Revolving Loans not to exceed the Second Amendment Day Club CapEx Revolving Loan Basket shall be the sole source of funds for the payment of Second Amendment Day Club CapEx; provided that in the event that the sum of the Second Amendment Day Club CapEx LC and the available Second Amendment Day Club CapEx Revolving Loan Basket is insufficient to complete and pay for the Second Amendment Day Club CapEx, the Second Amendment Day Club CapEx LC Maximum Amount and/or the Second Amendment Day Club CapEx Revolving Loan Basket may be increased by Borrower in an amount not to exceed the amount of Second Amendment CapEx Basket then available upon the delivery of a certificate of a Responsible Officer of the Borrower to the Administrative Agent (i) requesting that the Second Amendment Day Club CapEx LC Maximum Amount and/or the Second Amendment Day Club CapEx Revolving Loan Basket be increased by the amount set forth in such certificate, (ii) describing in detail the reasons for the need for the increase in such amount and (iii) certifying that such amount is then available in the Second Amendment CapEx Basket (accompanied by calculations supporting such certification). Administrative Agent will promptly forward a copy of each such certificate to the Lenders and the Issuing Bank.

Borrower shall use its commercially reasonable efforts to cause the Second Amendment Day Club CapEx to be completed by May 31, 2013. Upon Second Amendment Day Club CapEx Final Completion, if the cost to complete the Second Amendment Day Club CapEx is less than $9,500,000, then, upon cancellation of the Second Amendment Day Club CapEx LC, (x) the amount of the Second Amendment Day Club Revolving Loan Basket shall be reduced to zero and (y) the sum of (i) the face amount of the Second Amendment Day Club CapEx LC as of such cancellation plus (ii) any unused amount of the Second Amendment Day Club Revolving Loan Basket, that in the aggregate represents the excess of $9,500,000 over the actual cost of completion and that have not otherwise been reallocated in respect of the Second Amendment CapEx Basket shall, subject to the option of the Borrower as notified to the Administrative Agent, either (1) increase the amount of the Minimum Liquidity Requirement by an amount equal to 75% of the amount so cancelled, and the Administrative Agent shall promptly notify the Borrower and the Revolving Lenders of such change or (2) be drawn by the Borrower as a Revolving Loan, the proceeds of which shall be transferred into a blocked account at the Administrative Agent, subject to the security interest created by the Security Agreement, to be held in such blocked account and reallocated to the Second Amendment CapEx Basket for further allocation by the Borrower to the amounts set forth in clauses (a)(i) and/or (a)(iii) thereof in accordance with the definition thereof.”